Exhibit 10.7

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES 1 3
2. AMENDMENT/MODIFICATION NO 0018	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ NO	5. PROJECT NO. (if applicable.),
6. ISSUED BY CODE HHS/OS/ASPR/BARDA 330 Independence Ave., S.W. Room 640-G Washington DC 20201	HHS/OS/ASPR/BARDA	7 ADMINISTERED BY (if other than Item 6) CODE ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201		ASPR-BARDA02

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) SIGA TECHNOLOGIES, INC. 1385150 SIGA TECHNOLOGIES, INC. 35 E 6 35 E 62ND ST NEW YORK NY 100658014		(x)	9A. AMENDMENT OF SOLICITATION NO
9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201100023C
10B. DATED (SEE ITEM 13) 06/01/2011
CODE 1385150	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
□The above numbered solicitation is amended as set forth In Item 14. The hour and data specified for receipt of Offers □ is extended. □ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF•YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required.) Net Decrease: -$570,919.10 See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO : (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUM8ERBD CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 1.602-1; FAR 52.243-2 Changes – Cost Reimbursement – Alt V (Apr 1984); and Mutual Agreement
D. OTHER (Specify type of modification and authority.)
E. IMPORTANT: Contractor □ is not. □ is required to sign this document and return ___1___ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 13-3864870
DONS Number: 932651516
PURPOSE: This modification is to remove expiring funds from the contract.

FUNDS ALLOTED PRIOR TO MOD #18 $37,375,485.00
FUNDS REMOVED WITH MOD #18 - $570,919.10
TOTAL FUNDS ALLOTED TO DATE $36,804,565.90 (Changed)

CONTRACT EXPIRATION DATE: December 30, 2020 (Unchanged)

Continued . . .

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print.) Phillip L. Gomez, III CEO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print.) ELIZABETH STEINER
15B. CONTRACTOR/OFFEROR /s/ Phillip L. Gomez, III (Signature of person authorized to sign.)	15C. DATE SIGNED 28 Sep 2018	16B. UNITED STATES OF AMERICA /s/ Elizabeth Steiner (Signature of contracting officer.		16. DATE SIGNED 9/28/18

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100023C/0018			PAGE OF PAGES 2 3
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	CLIN 0002 POP 30Sept2018 (Unchanged)
	CLIN 0003 POP 30Dec2019 (Unchanged)
	CLIN 0004 POP 30Dec2020 (Unchanged)
	CLIN 0005 POP 30Dec2020 (Unchanged)
	CLIN 0006 POP 30June2020 (Unchanged)
	CLIN 0007 POP 30Dec2020 (Unchanged)
	CLIN 0008 POP 30Dec2020 (Unchanged)
	CLIN 0011 POP 28Feb2014 (Unchanged)
	CLIN 0012 POP 31Dec2016 (Unchanged)
	CLIN 0013 POP 31Dec2013 (Unchanged)
	1) The following revision is made to CLINs 0002,0011, 0012, and 0013 under this modification:
	All remaining funds in CLINs 0002,0011, 0012, and 0013 are being deobligated in full due to the funds expiring.
	The amount of decrease for CLIN 0002 is $408,689.27.
	The amount of decrease for CLIN 0011 is $1,069.53.
	The amount of decrease for CLIN 0012 and 0013 is $161,160.30.

This change reduces the overall contract value from Not to Exceed $37,375,485.00 to Not to Exceed $36,804,565.90, a decrease of $570,919.10 (overall contract value).
Delivery Location Code: OS-BARDA-SWITZER
OS-BARDA-SWITZER
330 Independence Ave, SW, Rm G644
Washington DC 20201 US

	FOB: Destination
	Period of Performance: 05/15/2011 to 12/30/2020
	Change Item 3 to read as follows (amount shown is the obligated amount):
3	CLIN 0002 funding to SIGA Technologies, Inc. CAN				-408,689.27
	1992002 HHSO1002011000023C
	Delivery: 02/18/2018 Accounting Info: 2011.1992002.25329 Appr. Yr.: 2011 CAN: 1992002 Object Class: 25329 Funded: -$408,689.27

	Change Item 4 to read as follows (amount shown is the obligated amount):
4	CLIN 0011 funding to SIGA Technologies, Inc. CAN				-1,069.53
	Continued . . .

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100023C/0018	PAGE OF PAGES 3 3

NAME OF OFFEROR OR CONTRACTOR
SIGA TECHNOLOGIES, INC. 1385150

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
5	1992002 HHSO1002011000023C Delivery: 03/21/2013 Accounting Info: 2011.1992002.25329 Appr. Yr.: 2011 CAN: 1992002 Object Class: 25329 Funded: -$1,069.53 Change Item 5 to read as follows (amount shown is the obligated amount): ST-246 Smallpox Antiviral Funding of goods or services to exercise CLIN0012 and CLIN 0013 Accounting Info: 2012.1992002.25329 Appr. Yr.: 2012 CAN: 1992002 Object Class: 25329 Funded: -$161,160.30				-161,160.30

NSN 754041. 152-8070        STANDARD FORM 30 (REV. 1043.3)
Previous edition unusable        Prescribed by GSA
FAR (48 CFR) 53 243